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                                                                      EX-99.B(m)

                                DISTRIBUTION PLAN

                                   APPENDIX A

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Funds Trust                                                          Maximum
Funds and Share Classes                                           Rule 12b-1 Fee
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1.   Asset Allocation Fund
        Class B                                                        0.75
        Class C                                                        0.75
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2.   California Limited Term Tax-Free Fund
        Class C                                                        0.75
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3.   California Tax-Free Fund
        Class B                                                        0.75
        Class C                                                        0.75
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4.   Colorado Tax-Free Fund
        Class B                                                        0.75
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5.   C&B Large Cap Value Fund
        Class B                                                        0.75
        Class C                                                        0.75
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6.   C&B Mid Cap Value Fund
        Class B                                                        0.75
        Class C                                                        0.75
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7.   C&B Tax-Managed Value Fund
        Class B                                                        0.75
        Class C                                                        0.75
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8.   Diversified Equity Fund
        Class B                                                        0.75
        Class C                                                        0.75
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9.   Equity Income Fund
        Class B                                                        0.75
        Class C                                                        0.75
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10.  Equity Index Fund
        Class B                                                        0.75
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11.  Growth Balanced Fund
        Class B                                                        0.75
        Class C                                                        0.75
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12.  Growth Equity Fund
        Class B                                                        0.75
        Class C                                                        0.75
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13.  Growth Fund
        Class B                                                        0.75
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14.  High Yield Bond Fund
        Class B                                                        0.75
        Class C                                                        0.75
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15.  Income Fund
        Class B                                                        0.75
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16.  Income Plus Fund
        Class B                                                        0.75
        Class C                                                        0.75
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17.  Index Allocation Fund
        Class B                                                        0.75
        Class C                                                        0.75
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Funds Trust                                                          Maximum
Funds and Share Classes                                           Rule 12b-1 Fee
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18.  Inflation-Protected Bond Fund
        Class B                                                        0.75
        Class C                                                        0.75
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19.  Intermediate Government Income Fund
        Class B                                                        0.75
        Class C                                                        0.75
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20.  International Equity Fund
        Class B                                                        0.75
        Class C                                                        0.75
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21.  Large Cap Appreciation Fund
        Class B                                                        0.75
        Class C                                                        0.75
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22.  Large Cap Value Fund
        Class B                                                        0.75
        Class C                                                        0.75
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23.  Large Company Growth Fund
        Class B                                                        0.75
        Class C                                                        0.75
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24.  Limited Term Government Income Fund
        Class B                                                        0.75
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25.  Liquidity Reserve Money Market Fund
        Investor Class                                                 0.25
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26.  Minnesota Tax-Free Fund
        Class B                                                        0.75
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27.  Moderate Balanced Fund
        Class B                                                        0.75
        Class C                                                        0.75
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28.  Money Market Fund
        Class B                                                        0.75
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29.  Montgomery Emerging Markets Focus Fund
        Class B                                                        0.75
        Class C                                                        0.75
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30.  Montgomery Mid Cap Growth Fund
        Class B                                                        0.75
        Class C                                                        0.75
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31.  Montgomery Short Duration Government Bond Fund
        Class B                                                        0.75
        Class C                                                        0.75
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32.  Montgomery Small Cap Fund
        Class B                                                        0.75
        Class C                                                        0.75
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33.  Montgomery Total Return Bond Fund
        Class B                                                        0.75
        Class C                                                        0.75
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34.  National Limited Term Tax-Free Fund
        Class B                                                        0.75
        Class C                                                        0.75
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35.  National Tax-Free Fund
        Class B                                                        0.75
        Class C                                                        0.75
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Funds Trust                                                          Maximum
Funds and Share Classes                                           Rule 12b-1 Fee
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36.  Outlook Today Fund
        Class B                                                        0.75
        Class C                                                        0.75
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37.  Outlook 2010 Fund
        Class B                                                        0.75
        Class C                                                        0.75
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38.  Outlook 2020 Fund
        Class B                                                        0.75
        Class C                                                        0.75
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39.  Outlook 2030 Fund
        Class B                                                        0.75
        Class C                                                        0.75
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40.  Outlook 2040 Fund
        Class B                                                        0.75
        Class C                                                        0.75
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41.  Overland Express Sweep Fund                                       0.25
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42.  Overseas Fund
        Class B                                                        0.75
        Class C                                                        0.75
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43.  SIFE Specialized Financial Services Fund
        Class B                                                        0.75
        Class C                                                        0.75
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44.  Small Cap Growth Fund
        Class B                                                        0.75
        Class C                                                        0.75
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45.  Small Company Growth
        Class B                                                        0.75
        Class C                                                        0.75
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46.  Small Company Value Fund
        Class B                                                        0.75
        Class C                                                        0.75
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47.  Specialized Health Sciences Fund
        Class B                                                        0.75
        Class C                                                        0.75
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48.  Specialized Technology Fund
        Class B                                                        0.75
        Class C                                                        0.75
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49.  Stable Income Fund
        Class B                                                        0.75
        Class C                                                        0.75
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50.  WealthBuilder Equity Portfolio                                    0.75
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51.  WealthBuilder Growth Balanced Portfolio                           0.75
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52.  WealthBuilder Moderate Balanced Portfolio                         0.75
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53.  WealthBuilder Tactical Equity Portfolio                           0.75
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Most Recent annual agreement approval by the Board of Trustees: May 18, 2004
Appendix A amended: May 18, 2004